Exhibit 10.20

STOCK OPTION GRANT AGREEMENT

This agreement (the “Grant Agreement”) evidences the Options granted by the Corporation to the undersigned (the “Participant”), a portion of which are granted pursuant to and subject to the terms of the Amended and Restated Stock Option Plan, as amended form time to time (the “Plan”), which is incorporated herein by reference, and a portion of which are granted pursuant to Section 613(c) of the TSX Company Manual and subject to the terms of the Plan, as amended form time to time. The Schedules attached to this Stock Option Grant Agreement will form an integral part of this Stock Option Grant Agreement.

The Corporation hereby grants to the Participant on the Date of Grant such number of Options as set forth in the attached Schedule “A”, as may be amended from time to time, with each Option representing the right to purchase, on the terms provided herein and in the Plan (including, without limitations, the applicable exercise provisions), a Share with an Exercise Price per Share as set forth in the attached Schedule “A”, as may be amended from time to time, in each case subject to adjustment in accordance with the provisions of the Plan.

1.	Interpretation.

(a)	Capitalized terms used herein and not otherwise defined will have the meanings given to them in the Plan.

(b)	Words importing the singular will include the plural and vice versa and words importing any gender include any other gender.

(c)	Unless otherwise specified herein, all references to money amounts are to Canadian currency.

(d)	The words “including” and “includes” mean “including (or includes) without limitation”.

2.	Vesting.

2.1	Options.

Unless earlier terminated, relinquished or expired, Options granted pursuant to this Grant Agreement will vest in accordance with the provisions set forth in the attached Schedule “A” as may be amended from time to time and in accordance with Section 4.3 of the Plan, as applicable.

3.	General Provisions.

3.1	Participation in the Plan.

No Participant has any claim or right to be granted an Option (including, without limitation, an Option granted in substitution for any Option that has expired pursuant to the terms of this Plan), and the granting of any Option is not to be construed as giving a Participant a right to continued employment or to remain a Consultant, director, officer or employee, as the case may be, of the Corporation or an Affiliate of the Corporation. Nothing contained in this Grant Agreement or the Plan will interfere in any way with the rights of the Corporation or an Affiliate of the Corporation in connection with the employment or termination of any such person. Upon any such termination, a Participant’s rights to exercise Options will be subject to restrictions and time limits for the exercise of Options. Complete details of such restrictions are set out in the Plan, and in particular in Article 4 thereof (except to the extent that such provisions are varied in accordance with Schedule “A” hereto). The Participant hereby agrees that any rule, regulation or determination, including the interpretation by the Board of the Plan, the Option granted hereunder and the exercise thereof, is final and conclusive for all purposes and binding on all persons including the Corporation and the Participant.

3.2	Representations and Warranties.

Participant must execute this Grant Agreement and agree to be bound by its terms and the terms of the Plan. By doing so, Participant represents and warrants to the Corporation that:

(a)	This Grant Agreement, when executed and delivered, will constitute his or her valid and binding agreement enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, moratorium, reorganization, fraudulent transfer or other laws affecting creditors’ rights generally or by equitable principles;

(b)	The Participant is a Sophisticated Investor;

(c)	The Participant is investing in the Corporation for his or her own account, for investment and not with a view to resale or distribution in violation of the U.S. Securities Act or other applicable securities law;

(d)	The Participant has such knowledge and experience in financial and investment matters and in other business matters that he or she is capable of evaluating the merits and risks of an investment in the Corporation;

(e)	The Participant’s financial condition is such that he or she has no need for liquidity with respect his or her investment in the Corporation and no need to dispose of it to satisfy any existing or contemplated undertaking or indebtedness;

(f)	The Participant has a business relationship with the Corporation that is of a nature to make him or her aware of the business and financial circumstances of the Corporation;

(g)	The Participant understands that his or her investment in the Corporation is a speculative investment that involves a high degree of risk of loss (or of never having any value), and acknowledges that he or she has adequate means of providing for his or her current needs and possible contingencies and are financially able to withstand the loss of the entire value of his or her investment in the Corporation (or, again, its never having any value); and

(h)	The Participant understands and acknowledges that the he or she has conducted his or her own investigation of the Corporation; that the Corporation has provided the opportunity to ask questions and receive answers concerning the terms and conditions of the Participant’s investment, and the Participant has had access to such information concerning the Corporation and any other matters as the Participant has considered necessary or appropriate in connection with its investment decision, and any answers to questions and any request for information have been complied with to the Participant’s satisfaction.

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3.3	Consent

The undersigned hereby consents to the collection, use and disclosure of Personal Information, A-2 which means any information about an identifiable individual, of the undersigned if and as required by the rules of the applicable Stock Exchange on which the Shares are then listed and posted for trading.

3.4	Good Reason

The definition of Good Reason in the Plan is modified as follows: “Good Reason” means, unless otherwise defined in the offer letter, employment agreement or other written agreement between the Participant and Corporation (or any of its subsidiaries): (1) a material reduction in a Participant’s base salary or annual target bonus opportunity; (2) Participant no longer reports to the CEO of the Company; (3) a diminution in a Participant’s title, duties or responsibilities; or (4) a relocation of a Participant’s location of employment to more than 35 miles from a Participant’s principal place of employment; provided that any such event will not constitute Good Reason unless (x) the Participant provides the Corporation with written notice of the event giving rise to Good Reason within 30 days following the occurrence of such event, (y) the Corporation (or applicable subsidiary) fails to cure such event within 30 days after receipt of such notice and (z) the Participant terminates his or her employment within 90 days following the occurrence of such event;

3.5	Binding Agreement.

The exercise of the Options granted hereby, issuance of Shares and ownership of the Shares are subject to the terms and conditions of the Plan (all of which are incorporated into and form part of this Grant Agreement) and this Grant Agreement, including the transfer restrictions set forth in the Plan. This Agreement will inure to the benefit of and be binding upon the parties and their respective successors (including any successor by reason of amalgamation of any party) and permitted assigns.

3.6	Governing Law.

The laws of the Cayman Islands, without giving effect to its conflicts of law principles, govern all matters arising out of or relating to this Plan, including its interpretation, construction, performance and enforcement.

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A-3

By acceptance of these Options, the undersigned acknowledges receipt of the Plan text and agrees hereby to be subject and bound to the terms of the Plan. The undersigned further acknowledges and agrees that the Participant’s abovementioned participation is voluntary and has not been induced by expectation of engagement, appointment, employment, continued engagement or continued employment, as the case may be.

Accepted and agreed to this ___ day of December 3, 2020.

Corporation:	GALAXY DIGITAL HOLDINGS LTD.

	By:	/s/ Andrew Siegel
Name: Andrew Siegel
Title: Authorized Signatory

Participant:

/s/ Damien Vanderwilt
Signature of Option Holder

Damien Vanderwilt
Name of Option Holder (Please Print)

Address:	(900 Old Sag Harbor Road, Water Mill, NY, 11976

Schedule “A”
OPTION GRANT

Participant:	Damien Vanderwilt
Number of Options	7,500,000 (2,189,532 of which are granted under the Plan and 5,310,468 of which are granted pursuant to Section 613(c) of the TSX Company Manual)
Exercise Price:	C$6.21
Date of Grant:	December 3, 2020
Vesting Schedule	25% December 1, 2021 25% December 1, 2022 25% December 1, 2023 25% December 1, 2024
Expiry Date	December 3, 2025
Type of Option	Non-Qualified Options
Exchange Hold Period:	Without prior written approval of TSX and compliance with all applicable securities legislation, the securities represented by this certificate and the securities issuable upon the exercise hereof if exercised prior to April 3, 2021 may not be sold, transferred, hypothecated or otherwise traded on or through the facilities of TSX or otherwise in Canada or to or for the benefit of a Canadian resident until April 3, 2021.

EXHIBIT “B”
ELECTION TO EXERCISE STOCK OPTIONS

TO:                              GALAXY DIGITAL HOLDINGS LTD. (the “Corporation”)

The undersigned option holder hereby elects to exercise Options granted by the Corporation to the undersigned pursuant to a Grant Agreement dated _________________, 20_____ under Stock Option Plan (the “Plan”), for the number Shares set forth below. Capitalized terms used herein and not otherwise defined will have the meanings given to them in the Plan.

Number of Shares to be Acquired:

Option Exercise Price (per Share):	$

Aggregate Purchase Price:	$

Amount enclosed that is payable on account of any source deductions and/or withholding taxes relating to this Option exercise (contact the Corporation for details of such amount):

Or check here if alternative arrangements have been made with the Corporation;

and hereby tenders a certified cheque, bank draft or other form of payment confirmed as acceptable by the Corporation for such aggregate purchase price, and, if applicable, all Source Deductions, and directs such Shares to be registered in the name of

I hereby agree to file or cause the Corporation to file on my behalf, on a timely basis, all insider reports and other reports that I may be required to file under applicable securities laws. I understand that this request to exercise my Options is irrevocable.

DATED this ____ day of _________________, _________ .

___________________.

Signature of Option Holder

Name of Option Holder (Please Print)

EXHIBIT “C”
SURRENDER NOTICE

TO:                        GALAXY DIGITAL HOLDINGS LTD. (the “Corporation”)

The undersigned option holder hereby elects to transfer, dispose and surrender _______ Options granted by the Corporation to the undersigned pursuant to a Grant Agreement dated ___________________, 20___ under the Stock Option Plan (the “Plan”) to the Corporation in exchange for Shares as calculated in accordance with Section 4.1(b) of the Plan. Capitalized terms used herein and not otherwise defined will have the meanings given to them in the Plan.

Please issue a certificate or certificates representing the Shares in the name of:

I hereby agree to file or cause the Corporation to file on my behalf, on a timely basis, all insider reports and other reports that I may be required to file under applicable securities laws. I understand that this request to exercise my Options is irrevocable.

DATED this ____ day of _________________, _________ .

Signature of Option Holder

Name of Option Holder (Please Print)

REGISTRATION INSTRUCTIONS FOR SHARES RECEIVED UPON EXERCISE:

Registration Name (please print)

Registration Address, including city, province/state, country and postal/zip code

Email Address

Account # (applicable only if registering and depositing the securities into a brokerage or corporate account - not if registering in own name)

DELIVERY INSTRUCTIONS (if different from registration instructions):

Name of Contact

Delivery Address including city, province/state, country and postal/zip code

Contact’s Telephone Number

Contact’s E-mail Address